                                                                  EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

  As independent public accountants, we hereby consent to the use of our report and to all references to our firm included or made a part of this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Los Angeles, CA
May 10, 1995